UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2016

SABRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, Sabre Corporation (“Sabre”) held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) on May 25, 2016. At the 2016 Annual Meeting, Sabre’s stockholders approved the 2016 Omnibus Incentive Compensation Plan (the “2016 Omnibus Plan”), which was adopted by Sabre’s Board of Directors on March 1, 2016 subject to stockholder approval at the 2016 Annual Meeting. The effective date of the 2016 Omnibus Plan is May 25, 2016.
Under the 2016 Omnibus Plan, eligible participants may be granted certain awards, including cash incentive awards, stock options and stock appreciation rights, and other stock-based awards. A description of the material terms and conditions of the 2016 Omnibus Plan is provided under the heading “Proposal 3: Approval of the 2016 Omnibus Incentive Compensation Plan” of Sabre’s proxy statement filed with the Securities and Exchange Commission on April 25, 2016, which description is incorporated herein by reference.
The foregoing description of the 2016 Omnibus Plan is qualified in its entirety to the text of the 2016 Omnibus Plan, which is included as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) - (b)     Sabre’s 2016 Annual Meeting was held on Wednesday, May 25, 2016. The final results of voting on each of the matters submitted to a vote of stockholders at the 2016 Annual Meeting are as follows:

1.
Stockholders elected each of George Bravante, Jr., Tom Klein, Joseph Osnoss and Zane Rowe to Sabre’s Board of Directors, each to serve a three-year term to expire at Sabre’s 2019 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, as set forth below.

	Votes For	Votes Withheld	Broker Non-Votes
George Bravante, Jr.	237,486,537	9,185,107	6,886,832
Tom Klein	238,970,609	7,701,035	6,886,832
Joseph Osnoss	238,908,319	7,763,325	6,886,832
Zane Rowe	243,702,515	2,969,129	6,886,832

2.	Stockholders ratified the selection of Ernst & Young LLP as Sabre’s independent auditor for the fiscal year ending December 31, 2016, as set forth below.

Votes For	Votes Against	Abstentions
253,288,345	211,096	59,035

3.	Stockholders approved Sabre’s 2016 Omnibus Incentive Compensation Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
235,925,119	10,730,644	15,881	6,886,832

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Sabre Corporation 2016 Omnibus Incentive Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: May 26, 2016	By:	/s/ Rachel A. Gonzalez
	Name:	Rachel A. Gonzalez
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Sabre Corporation 2016 Omnibus Incentive Compensation Plan.